Exhibit 10.50

THIRD AMENDMENT TO THE
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THE CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of January 30, 2013, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”), and US ECOLOGY, INC., a Delaware corporation (“Borrower”).

RECITALS

A.                  Borrower and Bank entered into a Credit Agreement, dated as of October 29, 2010 (as amended, modified, or supplemented from time to time, the “Credit Agreement”).

B.                  Borrower and Bank want to amend the Credit Agreement to extend the Revolving Maturity Date and increase the Reducing Revolving Commitment Amount.

C.                  Bank is willing to amend the Credit Agreement upon the terms and conditions of this Amendment.

AMENDMENT

NOW, THEREFORE, the parties agree as follows.

1.	DEFINITIONS.

Except as specifically defined otherwise in this Amendment, all of the terms herein shall have the same meaning as contained in the Credit Agreement.

2.	AMENDMENTS.
A.	Amendment to Article 1 – Definitions and Accounting Terms.
(i)	The definition of the term “Revolving Maturity Date” is amended to extend the date, and the definition shall provide in its entirety as follows:

“Revolving Maturity Date” means November 1, 2015, or such other date as Bank and Borrower may agree upon in writing from time to time.

(ii)	The definition of the term “Reducing Revolving Commitment Amount” is amended to increase the amount back to its original amount, and the definition shall provide in its entirety as follows:

“Reducing Revolving Commitment Amount” means Seventy-five Million and 00/100 Dollars ($75,000,000.00) through March 30, 2013, then reduced by Two Million Seven Hundred Eighty Thousand Dollars ($2,780,000.00) on the last day of each June, September, December, and March beginning March 31, 2013, continuing through the Reducing Revolving Maturity Date.

3.	CONDITIONS PRECEDENT.

As conditions precedent to Bank’s obligation to extend the financial accommodations provided for in this Amendment, Borrower shall execute and deliver, or cause to be executed and delivered, to Bank, in form and substance satisfactory to Bank and its counsel, the following:

1

A.	Evidence of all Corporate Action by Borrower.

Certified copies of all corporate action taken by Borrower authorizing its execution and delivery of this Amendment and each other document to be delivered pursuant to this Amendment and its performance of its agreements thereunder.

B.	Certificates of Incumbency.

A current certificate of incumbency for Borrower and each Guarantor.

C.	Certificates of Existence.

Certificates of good standing or existence that Bank may require showing that Borrower is in good standing under the laws of the state of its incorporation.

D.	Public Record Searches.

Uniform Commercial Code financing statement searches, federal and state income tax lien searches, judgment or litigation searches, or other similar searches that Bank may require and in such form as Bank may require.

E.	Payment of Loan Amendment Fees.

Payment of the Loan Amendment Fees as required by Section 4 of this Amendment.

F.	Additional Documentation.

Such other approvals, opinions, or documents as Bank may reasonably request.

4.	LOAN AMENDMENT FEES.

Upon the execution of this Amendment, Borrower shall pay Bank a loan amendment fee of Forty Thousand and 00/100 Dollars ($40,000.00) for the Revolving Loans and a loan amendment fee of Thirty-eight Thousand Nine Hundred Twenty and 00/100 Dollars ($38,920.00) for the Reducing Revolving Loans. The fees shall represent an unconditional payment to Bank in consideration of Bank’s agreement to extend financial accommodations to Borrower pursuant to this Amendment.

5.	REAFFIRMATION OF LOAN DOCUMENTS.

Borrower acknowledges and reaffirms all existing security agreements, financing statements, and any other documents executed in connection with the Credit Agreement. Borrower further acknowledges and agrees that the Obligations shall be secured by all collateral to be granted by Borrower to secure a proposed term loan from Bank to Borrower.

2

6.	BORROWER’S COVENANTS, REPRESENTATIONS, AND WARRANTIES.

In order to induce Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower acknowledges and reaffirms as true, correct, and complete in all material respects on and as of the date of this Amendment all covenants, representations, and warranties made by Borrower in the Credit Agreement and the other Loan Documents to the same extent as though made on and as of the date of execution of this Amendment. Borrower represents and warrants that the execution, delivery, and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action. Borrower further represents and warrants that there are no Events of Default or facts which constitute, or with the passage of time and without change will constitute, an Event of Default under the Loan Documents. Borrower further represents that there has been no material adverse change in Borrower’s business or financial condition from that reflected in the most recent of Borrower’s financial statements that have been delivered to Bank. Borrower further represents and warrants that Borrower has no claims or causes of action of any kind whatsoever against Bank or any of Bank’s present or former employees, officers, directors, attorneys, or agents of any kind in their capacity as such (collectively, the “Released Parties”) and further, that the Released Parties have performed all of the respective obligations under the Credit Agreement and other Loan Documents and have complied with all provisions therein set forth. Borrower acknowledges that as of January 30, 2013, the outstanding principal balance of the Revolving Loans is $0, the outstanding principal balance of the Reducing Revolving Loans is $45,000,000 and the aggregate stated amount of all Letters of Credit outstanding and available for drawing is $4,027,905.

7.	COURSE OF DEALING.

No course of dealing heretofore or hereafter between Borrower and Bank, or any failure or delay on the part of Bank in exercising any rights or remedies under the Credit Agreement or existing by law shall operate as a waiver of any right or remedy of Bank with respect to said indebtedness, and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or preclusion to the exercise of any other rights or remedies Bank may have in regard to said indebtedness.

8.	GOVERNING LAW.

This Amendment is made in the State of Idaho, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, this Amendment and the Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the State of Idaho applicable to contracts made and performed in such state and any applicable law of the United States of America. Each party hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than the State of Idaho governs this Amendment and the Loan Documents.

9.	COSTS AND EXPENSES.

Borrower shall pay on demand by Bank all expenses incurred by Bank in connection with the preparation, execution, delivery, filing, recording, and administration of this Amendment or any of the documents contemplated hereby, including, without limitation, the reasonable fees and out of pocket expenses of counsel for Bank with respect to this Amendment and the documents and transactions contemplated hereby.

10.	ENTIRE AGREEMENT.

The Credit Agreement as amended by this Amendment together with the other Loan Documents supersedes all prior negotiations, understandings, and agreements between the parties, whether oral or written, and all such negotiations, understandings, and agreements are evidenced by the terms of the Loan Documents. The Credit Agreement may not be further altered or amended in any manner except by a writing signed by Bank and Borrower.

11.	EFFECTS OF THIS AMENDMENT.

This Amendment shall be binding and deemed effective when it is executed by Borrower, accepted and executed by Bank, and all conditions precedent set forth in Section 3 have been fulfilled. All terms, covenants and conditions of the Credit Agreement that have not been modified, amended, or otherwise changed by this Amendment are reaffirmed and remain in full force and effect.

12.	COUNTERPARTS.

This Amendment may be executed in counterparts and may be delivered by facsimile transmission. Each such counterpart shall constitute an original, but all such counterparts shall constitute but one Amendment.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Borrower has executed this Amendment as of the date first written above.

BORROWER: us ecology, inc.

By:	/s/ Eric L. Gerratt
Eric L. Gerratt Vice President and Chief Financial Officer

GUARANTORS’ CONSENT

Each Guarantor consents to, acknowledges, and accepts the forgoing Amendment. Each Guarantor affirms and ratifies its Continuing and Unconditional Guaranty made by Guarantor for the benefit of Bank (the “Guaranty”), and confirms that the Guaranty remains in full force and effect and binding upon the Guarantor without any setoffs, defenses, or counterclaims of any kind whatsoever.

Dated as of January 30, 2013.

GUARANTORS:

US ECOLOGY ILLINOIS, INC.		US ECOLOGY TEXAS, INC.

By:	/s/ Eric L. Gerratt	By:	/s/ Eric L. Gerratt
	Eric L. Gerratt		Eric L. Gerratt
	Vice President		Vice President

AMERICAN ECOLOGY RECYCLE CENTER, INC.		AMERICAN ECOLOGY ENVIRONMENTAL SERVICES CORPORATION

By:	/s/ Eric L. Gerratt	By:	/s/ Eric L. Gerratt
	Eric L. Gerratt		Eric L. Gerratt
	Vice President		Vice President

US ECOLOGY IDAHO, INC.		US ECOLOGY NEVADA, INC.

By:	/s/ Eric L. Gerratt	By:	/s/ Eric L. Gerratt
	Eric L. Gerratt		Eric L. Gerratt
	Vice President		Vice President

4

US ECOLOGY WASHINGTON, INC.		US ECOLOGY FIELD SERVICES, INC.

By:	/s/ Eric L. Gerratt	By:	/s/ Eric L. Gerratt
	Eric L. Gerratt		Eric L. Gerratt
	Vice President		Vice President

US ECOLOGY STABLEX HOLDINGS, INC.		STABLEX CANADA INC.

By:	/s/ Eric L. Gerratt	By:	/s/ Eric L. Gerratt
	Eric L. Gerratt		Eric L. Gerratt
	Vice President		Vice President

US ECOLOGY MICHIGAN, INC.

By:	/s/ Eric L. Gerratt
Eric L. Gerratt
Vice President

BANK’S ACCEPTANCE

Accepted and effective as of January 30, 2013, in the State of Idaho.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael A. Cenarrusa
Michael A. Cenarrusa, Relationship Manager

5